                                                                      EXHIBIT hh

                           INFORMATION RESOURCES, INC.
                       FIRST AMENDMENT TO CREDIT AGREEMENT

            This First Amendment to Credit Agreement (herein, the "Amendment") is entered into as of February 10, 1999, between Information Resources, Inc., the Banks party thereto, and Harris Trust and Savings Bank, as Agent for the Banks.


                             PRELIMINARY STATEMENTS

          A. The Borrower and the Banks entered into a certain Credit Agreement, dated as of October 31, 1997 (the "Credit Agreement"). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

          B. The Borrower has requested that the Banks (i) reduce the amount of the Revolving Credit Commitments from $75,000,000 to $60,000,000, (ii) extend the Termination Date from October 31, 2001 to October 31, 2002, (iii) amend the Eurodollar Margin, (iv) increase the amount of the Swing Line Commitment from $5,000,000 to $10,000,000, (v) amend certain financial covenants, and (vi) make certain other amendments to the Credit Agreement, and the Banks are willing to do so under the terms and conditions set forth in this Amendment.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.      WAIVER

         The Borrower has informed the Agent and the Banks that as of December 31, 1998, the Borrower was not in compliance with Section 7.8 of the Credit Agreement (Cash Flow Coverage Ratio). The Borrower has requested that the Banks waive compliance with Section 7.8 of the Credit Agreement and, by signing below, the Banks hereby agree to waive compliance with Section 7.8 of the Credit Agreement through the period ending on (but not after) December 31, 1998. Notwithstanding anything herein to the contrary, the waiver in this Section 1 shall not become effective unless and until the conditions precedent set forth in Section 3 hereof have been satisfied.

SECTION 2.      AMENDMENTS.

         2.1 The address, lending office and amount of the Revolving Credit Commitments set forth on the signature pages for the Banks shall be amended in their entirety to read as set forth below:

         AMOUNT OF COMMITMENTS:               NAME OF BANK AND ADDRESS

         Revolving Credit Commitment:         HARRIS TRUST AND SAVINGS BANK
         $32,000,000                          Address:
                                              111 West Monroe Street
                                              Chicago, Illinois  60603
                                              Attention:    Mr. Richard H. Robb
                                              Telecopy:     (312) 293-4856
                                              Telephone:    (312) 987-4856

                                              Lending Office:
                                              111 West Monroe Street
                                              Chicago, Illinois  60603

         Revolving Credit Commitment:         LASALLE NATIONAL BANK
         $20,000,000                          Address:
                                              135 South LaSalle Street, No. 217
                                              Chicago, Illinois  60603
                                              Attention:    Mr. John McGuire
                                              Telecopy:     (312) 904-4660
                                              Telephone:    (312) 904-4657

                                              Lending Office:
                                              135 South LaSalle Street
                                              Chicago, Illinois  60603

         Revolving Credit Commitment:         THE BANK OF NEW YORK
         $8,000,000                           Address:
                                              Central Division, 19th Floor
                                              One Wall Street
                                              New York, New York  10286
                                              Attention:    Mr. Ian Nalitt
                                              Telecopy:     (212) 635-1208
                                              Telephone:    (212) 635-1243

                                              Lending Office:
                                              Central Division, 19th Floor
                                              1 Wall Street
                                              New York, New York  10286

         2.2    The definition of "Eurodollar Margin" appearing in Section 1.3
(b) of the Credit Agreement shall be amended and restated to read as follows:

                  "Eurodollar Margin" means, from one Pricing Date to the next, a rate per annum determined in accordance with the following schedule:


                          CASH FLOW COVERAGE RATIO             EURODOLLAR MARGIN:
                           FOR SUCH PRICING DATE:
                  Less than 1.0 to 1.0                               1.35%

                  Equal to or greater than 1.0 to 1.0, but           1.20%
                  less than or equal to 1.05 to 1.0

                  Greater than 1.05 to 1.0                           1.0%

                 The Borrower and the Banks acknowledge and agree that from and after the effective date of the First Amendment to Credit Agreement dated as of February 10, 1999, by and among the Borrower, the Banks, and the Agent (the "First Amendment"), until the next Pricing Date, the Eurodollar Margin shall be 1.35%.

         2.3 The last sentence of Section 2.1 of the Credit Agreement shall be amended and restated to read as follows:

                  For purposes hereof, the term "Applicable Commitment Fee" means, from one Pricing Date to the next, a rate per annum determined in accordance with the following:


                        CASH FLOW COVERAGE RATIO                  APPLICABLE
                         FOR SUCH PRICING DATE:                 COMMITMENT FEE:
                  Less than 1.0 to 1.0                             0.25%

                  Equal to or greater than 1.0 to 1.0,             0.20%
                  but less than or equal to 1.05 to 1.0

                  Greater than 1.05 to 1.0                         0.15%

                 The Borrower and the Banks acknowledge and agree the from and after the effective date of the First Amendment until the next Pricing Date, the Applicable Commitment Fee shall be .25%.

         2.4    The definition of "Swing Line Commitment" appearing in Section
 4.1 of the Credit Agreement shall be amended and restated to read as follows:

                "Swing Line Commitment" means the commitment of Harris Bank to make Swing Loans in the aggregate amount of $10,000,000 at any one time outstanding.

         2.5 The definition of "Termination Date" appearing in Section 4.1 of the Credit Agreement shall be amended and restated to read as follows:

                 "Termination Date" means October 31, 2002, or such later date to which the same may be extended pursuant to
                 Section 2.2 hereof, or such earlier date on which the Revolving Credit Commitments are terminated in whole pursuant to Section 1.19, 8.2 or 8.3 hereof.

         2.6 Section 7.6 of the Credit Agreement shall be amended and restated to read as follows:

                Section 7.6. Consolidated Tangible Net Worth. The Borrower shall, as of the last day of each quarter-annual accounting period of the Borrower, maintain Consolidated Tangible Net Worth in an amount not less than the sum of (i) $200,000,000 plus (ii) 25% of Consolidated Net Income for each fiscal year ending on and after December 31, 1999, for which such Consolidated Net Income is a positive amount (i.e., there shall be no reduction to the amount of Consolidated Tangible Net Worth required to be maintained hereunder for any fiscal year in which Consolidated Net Income is less than zero); provided that the minimum required amount of Consolidated Tangible Net Worth set forth above shall be further increased by 100% of the net proceeds received by the Borrower from any offering of equity securities of the Borrower received at any time after December 31, 1998 (other than proceeds received from the exercise of stock options to purchase shares of the Borrower's common stock existing as of October 31, 1997.

         2.7 Section 7.7 of the Credit Agreement shall be amended and restated to read as follows:

                Section 7.7. Leverage Ratio. The Borrower shall, as of the last day of each quarter-annual accounting period of the Borrower, maintain a ratio of Consolidated Total Liabilities to Consolidated Tangible Net Worth of not more than 1.0 to 1.0.

         2.8 Section 7.8 of the Credit Agreement shall be amended and restated to read as follows:

                  Section 7.8. Cash Flow Coverage Ratio. The Borrower shall, as of the last day of each quarter-annual accounting period of the Borrower ending during the periods specified below, maintain the ratio of Consolidated Cash Flow for the four fiscal quarters of the Borrower then ended to Consolidated Fixed Charges for the same four fiscal quarters then ended (the "Cash Flow Coverage Ratio") of not less than:


                        FROM AND                     TO AND                   CASH FLOW COVERAGE
                       INCLUDING                    INCLUDING              RATIO SHALL NOT BE LESS
                                                                                    THAN:
                        12/31/98                    12/30/99                      .85 to 1.0

                        12/31/99                    12/30/00                      .90 to 1.0

                        12/31/00           and at all times thereafter           1.05 to 1.0

         2.9 Exhibit A-1 to the Credit Agreement shall be amended and restated to read as set forth on Schedule I attached hereto.

         2.10     The Attachment to Compliance Certificate appearing in Schedule
7.5 to the Credit Agreement shall be amended by deleting the ratio "1.30:1.0" appearing in line B-4 thereof and replacing it with the ratio "1.0:1.0" in lieu thereof.

SECTION 3.     CONDITIONS PRECEDENT.

         The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

         3.1 The Borrower and the Banks shall have executed and delivered this Amendment.

         3.2 The Borrower shall have executed and delivered to (a) the Agent the Swing Line Note (the "New Swing Line Note") payable to Harris Trust and Savings Bank in the form of note attached hereto as Schedule I, and (b) the Agent for each Bank a Committed Loan Note (the "New Committed Loan Notes") in the amount of each Bank's Revolving Credit Commitment as amended hereby.

         3.3 The Agent shall have received copies (executed or certified, as may be appropriate) of all legal documents or proceedings taken in connection with the execution and delivery of this Amendment to the extent the Agent or its counsel may reasonably request.

         3.4 Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Agent and its counsel.

         3.5 The Agent shall have received for each of the Banks an amendment fee equal to 0.10% of each Bank's amended Revolving Credit Commitment.

         Upon the effectiveness of this Amendment, each Bank shall return to the Agent (for return to the Borrower) the prior Committed Loan Notes and Swing Loan Note (which are being replaced by the New Committed Loan Notes and the New Swing Line Note, respectively) held by such Banks marked "Replaced by promissory note dated February 10, 1999" or words of like import.

SECTION 4.        REPRESENTATIONS.

         In order to induce the Banks to execute and deliver this Amendment, the Borrower hereby represents to the Banks that as of the date hereof, the representations and warranties set forth in Section 5 of the Credit Agreement are and shall be and remain true and correct (except that the representations contained in Section 5.4 shall be deemed to refer to the most recent financial statements of the Borrower delivered to the Banks) and the Borrower is in compliance with the terms and conditions of the Credit Agreement and no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.

SECTION 5.        MISCELLANEOUS.

         5.1 Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

         5.2 The Borrower agrees to pay on demand all costs and expenses of or incurred by the Agent in connection with the negotiation, preparation, execution and delivery of this Amendment and the replacement Notes, including the fees and expenses of counsel for the Agent.

         5.3 This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.

                           [SIGNATURE PAGES TO FOLLOW]

         This First Amendment to Credit Agreement is dated as of the date first above written.

                                   INFORMATION RESOURCES, INC.



                                   By
                                      Name
                                          --------------------------------------
                                      Title
                                           -------------------------------------

         Accepted and agreed to as of the date and year first above written.

                                   HARRIS TRUST AND SAVINGS BANK, in its
                                     individual capacity as a Bank and as Agent



                                   By
                                      Name
                                          --------------------------------------
                                      Title
                                           -------------------------------------

                                   LASALLE NATIONAL BANK



                                   By
                                      Name
                                          --------------------------------------
                                      Title
                                           -------------------------------------


                                   THE BANK OF NEW YORK



                                   By
                                      Name
                                          --------------------------------------
                                      Title
                                           -------------------------------------

                                   SCHEDULE I


                                   EXHIBIT A-1

                                 SWING LINE NOTE



                                                               Chicago, Illinois
$10,000,000.00                                                  __________, 1999

         On the Termination Date, for value received, the undersigned, Information Resources, Inc., a Delaware corporation (the "Borrower") hereby promises to pay to the order of Harris Trust and Savings Bank (the "Bank"), at the principal office of Harris Trust and Savings Bank in Chicago, Illinois, the principal sum of (i) Ten Million and 00/100 Dollars ($10,000,000.00), or (ii) such lesser amount as may at the time of the maturity hereof, whether by acceleration or otherwise, be the aggregate unpaid principal amount of all Swing Loans owing from the Borrower to the Bank under the Swing Line Commitment provided for in the Credit Agreement hereinafter mentioned.

         This Note evidences Swing Loans made and to be made to the Borrower by the Bank under the Swing Line Commitment provided for under that certain Credit Agreement dated as of October 31, 1997, as amended, by and among the Borrower, Harris Trust and Savings Bank, individually and as Agent thereunder, and the other Banks which are now or may from time to time hereafter become parties thereto (said Credit Agreement, as the same may from time to time be modified, amended or restated being referred to herein as the "Credit Agreement"), and the Borrower hereby promises to pay interest at the office described above on each Swing Loan evidenced hereby at the rates and at the times and in the manner specified therefor in the Credit Agreement.

         Each Swing Loan made under the Swing Line Commitment provided for in the Credit Agreement by the Bank to the Borrower against this Note, any repayment of principal hereon and the interest rates applicable thereto shall be endorsed by the holder hereof on a schedule to this Note or recorded on the books and records of the holder hereof (provided that such entries shall be endorsed on a schedule to this Note prior to any negotiation hereof). The Borrower agrees that in any action or proceeding instituted to collect or enforce collection of this Note, the entries so endorsed on a schedule to this Note or recorded on the books and records of the holder hereof shall be prima facie evidence of the unpaid principal balance of this Note and the interest rates applicable thereto.

         This Note is issued by the Borrower under the terms and provisions of the Credit Agreement, and this Note and the holder hereof are entitled to all of the benefits and security provided for thereby or referred to therein, to which reference is hereby made for a statement thereof. This Note may be declared to be, or be and become, due prior to its expressed maturity, voluntary prepayments may be made hereon, and certain prepayments are required to be made hereon, all in the events, on the terms and with the effects provided in the Credit Agreement. All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

         This Note is issued in substitution for and in replacement of, and evidences (among other things) the indebtedness previously evidenced by, that certain Swing Line Note dated October 31, 1997 payable to the order of the Bank in the original principal amount of $5,000,000.

         This Note shall be construed in accordance with, and governed by, the internal laws of the State of Illinois without regard to principles of conflict of law.

         The Borrower hereby promises to pay all reasonable costs and expenses (including attorneys' fees) suffered or incurred by the holder hereof in collecting this Note or enforcing any rights in any collateral therefor. The Borrower hereby waives presentment for payment and demand.

                                      INFORMATION RESOURCES, INC.


                                      By
                                         Name
                                             -----------------------------------
                                         Title
                                              ----------------------------------

                                      -2-